================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 21, 2003


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF APRIL 1, 2003, PROVIDING FOR THE ISSUANCE OF
             ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2003-3)


                   Option One Mortgage Acceptance Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------




         Delaware                    333-104020            33-0727357
----------------------------        -------------         ----------------------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

         3 Ada
         Irvine, California                        92618
----------------------------------------           ----------
(Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code:  (949) 790-8100
                                                     --------------

================================================================================

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)    Not applicable

         (b)    Not applicable

         (c)    Exhibits:

                       Item 601 (a) of
                       Regulation S-K
Exhibit No.            Exhibit No.                     Description
-----------            -----------                     -----------
1                          5.1                         Opinion and Consent of
                                                       Thacher Proffitt & Wood.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 21, 2003

                                              OPTION ONE MORTGAGE ACCEPTANCE
                                              CORPORATION

                                              By      /s/ David S. Wells
                                                 -------------------------------
                                              Name:       David S. Wells
                                              Title:      Assistant Secretary

                                  EXHIBIT INDEX


                        Item 601 (a) of
                        Regulation S-K
Exhibit No.             Exhibit No.               Description
-----------             -----------               -----------
1                         5.1                     Opinion and Consent of Counsel

                                  EXHIBIT 5. 1

                                                                     EXHIBIT 5.1
                     [Letterhead of Thacher Proffitt & Wood]


                                                April 29, 2003

Banc of America Securities LLC
100 North Tryon Street
Charlotte, North Carolina 28255

                Option One Mortgage Loan Trust 2003-3
                Asset-Backed Certificates, Series 2003-3
                ----------------------------------------

Ladies and Gentlemen:

     We have acted as counsel to Option One Mortgage Acceptance Corporation (the "Depositor") in connection with (i) the Mortgage Loan Purchase Agreements, dated April 16, 2003 (the "Mortgage Loan Purchase Agreements") among Option One Mortgage Corporation (the "Originator"), Option One Owner Trust 2001-1A, Option One Owner Trust 2001-1B, Option One Owner Trust 2002-3 or Option One Owner Trust 2001-2 (each, a "Seller" and collectively, the "Sellers") and the Depositor,
(ii) the Mortgage Loan Purchase Agreement, dated April 16, 2003 (the "Option One Purchase Agreement"), (iii) the Pooling and Servicing Agreement, dated as of April l, 2003 (the "Pooling and Servicing Agreement"), among the Depositor as depositor, the Originator as master servicer (in such capacity, the "Master Servicer") and Wells Fargo Bank Minnesota, National Association as trustee (the "Trustee") and the certificates issued pursuant thereto designated as Asset-Backed Certificates, Series 2003-3, (collectively, the "Certificates"),
(iv) the Underwriting Agreement, dated April 16, 2003 (the "Underwriting Agreement"), among the Depositor, the Originator and Banc of America Securities LLC (the "Underwriter") pursuant to which the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class M-1 Certificates, the Class M-1A Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates and the Class M-6 Certificates were sold, (iv) the Prospectus Supplement, dated April 16, 2003 (the "Prospectus Supplement") and the Prospectus to which it relates, dated April 16, 2003 (the "Base Prospectus"; together with the Prospectus Supplement, the "Prospectus). The Mortgage Loan Purchase Agreements, the Option One Purchase Agreement, the Pooling and Servicing Agreement, the Underwriting Agreement and the Prospectus are collectively referred to herein as the "Agreements." Capitalized terms not defined herein have the meanings assigned to them in the Agreements.

     In rendering this opinion letter, as to relevant factual matters we have examined the documents described above and such other documents as we have deemed necessary including, where we have deemed appropriate, representations or certifications of officers of parties thereto or public officials. In rendering this opinion letter, except for the matters that are specifically addressed in the opinions expressed below, we have assumed (i) the authenticity of all documents submitted to us as originals or as copies thereof, and the conformity to the originals of all documents submitted to us as copies, (ii) the necessary entity formation and continuing existence in the jurisdiction of formation, and the necessary licensing and qualification in all jurisdictions, of all parties to all documents, (iii) the necessary authorization, execution, delivery and enforceability of all documents, and the necessary entity power with respect thereto, and (iv) that there is not any other agreement that modifies or supplements the agreements expressed in any document to which this opinion letter relates and that renders any of the opinions expressed below inconsistent with such document as so modified or supplemented. In rendering this opinion letter, except for the matters that are specifically addressed in the opinions expressed below, we have made no inquiry, have conducted no investigation and assume no responsibility with respect to (a) the accuracy of and compliance by the parties thereto with the representations, warranties and covenants as to factual matters contained in any document or (b) the conformity of the underlying assets and related documents to the requirements of any agreement to which this opinion letter relates.

     In rendering this opinion letter, any opinion expressed herein with respect to the enforceability of any right or obligation is subject to (i) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law, (ii) the effect of certain laws, regulations and judicial and other decisions upon the availability and enforceability of certain remedies including the remedies of specific performance and self-help and provisions purporting to waive the obligation of good faith, materiality, fair dealing, diligence, reasonableness or objection to venue or forum, to confer subject matter jurisdiction on a federal court located within the State of New York to adjudicate any controversy in any situation in which such court would not otherwise have subject matter jurisdiction, to waive the right to jury trial, to impose a penalty or forfeiture, to release, exculpate or exempt a party from or require indemnification of a party for liability for its own action or inaction to the extent that the action or inaction includes negligence, recklessness or willful or unlawful conduct, to sever any provision of any agreement, to restrict access to legal or equitable remedies, to establish evidentiary standards, to appoint any person or entity as the attorney-in-fact of any other person or entity, to require that any agreement may only be amended, modified or waived in writing, to provide that all rights or remedies of any party are cumulative and may be enforced in addition to any other right or remedy, to provide that the election of a particular remedy does not preclude recourse to one or more remedies, to provide that the failure to exercise or the delay in exercising rights or remedies will not operate as a waiver of any such rights or remedies, to waive rights or remedies which can not be waived as a matter of law, to provide for set-off unless there is mutuality between the parties or to provide that any agreement is to be governed by or construed in accordance with the laws of any jurisdiction other than the State of New York, (iii) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and other similar laws affecting the rights of creditors or secured parties and (iv) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of any provision of any agreement which purports or is construed to provide indemnification with respect to securities law violations. However, the non-enforceability of any of the provisions referred to in foregoing clause (ii) will not, taken as a whole, materially interfere with the practical realization of the benefits of the rights and remedies included in any such agreement which is the subject of any opinion expressed below, except for the considerations referred to in foregoing clause
(iv) and the consequences of any judicial, administrative, procedural or other delay which may be imposed by, relate to or arise from applicable laws, equitable principles and interpretations thereof. We do not express any opinion herein with respect to any law the violation of which would not have any material adverse effect on the ability of any party to perform its obligations under any agreement.

     We have conducted no independent investigation with respect to the facts relied upon in rendering this opinion letter. We also note that we do not represent any of the parties to the transactions to which this opinion letter relates or any of their affiliates in connection with matters other than certain transactions. This opinion letter is therefore based solely upon our review of the documents referred to herein. However, the attorneys in this firm who are directly involved in the representation of parties to the transactions to which this opinion letter relates have no actual present knowledge of the inaccuracy of any fact relied upon in rendering this opinion letter. In addition, if we indicate herein that any opinion is based on our knowledge, our opinion is based solely on such actual present knowledge of such attorneys.

     In rendering this opinion letter, we do not express any opinion concerning any law other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States including without limitation the Securities Act of 1933, as amended (the "1933 Act") and Sections 860A through 860G (the "REMIC Provisions") of the Internal Revenue Code of 1986 (the "Code") applicable to a real estate mortgage investment conduit ("REMIC") and applicable regulations thereunder and current judicial and administrative authority with respect thereto. We do not express any opinion herein with respect to any matter not specifically addressed in the opinions expressed below, including without limitation (i) any statute, regulation or provision of law of any county, municipality or other political subdivision or any agency or instrumentality thereof or (ii) the securities or tax laws of any jurisdiction.

     Based upon and subject to the foregoing, it is our opinion that:

     1. The Pooling and Servicing Agreement, assuming the authorization, execution and delivery thereof by the parties thereto, will constitute a valid and legally binding agreement under the laws of the State of New York, enforceable thereunder against the Depositor in accordance with its terms.

     2. The Class A Certificates and the Mezzanine Certificates, assuming the execution, authentication and delivery in accordance with the Pooling and Servicing Agreement and the delivery thereof and payment therefor in accordance with the Underwriting Agreement, will be validly issued and outstanding and are entitled to the benefits of the Pooling and Servicing Agreement.

     3. Assuming the accuracy of and compliance with the representations, covenants and other provisions of the Agreements without any waiver or modifications thereof, for federal income tax purposes, REMIC 1, REMIC 2, REMIC 3, REMIC 4 and REMIC 5 will each qualify as a REMIC within the meaning of the REMIC Provisions of the Code, the REMIC 1 Regular Interests will represent ownership of "regular interests" in REMIC 1, the REMIC 2 Regular Interests will represent ownership of "regular interests" in REMIC 2, each class of Underwritten Certificates, the Class C Interest and the Class P Interest will represent ownership of "regular interests" in REMIC 3 and will generally be treated as debt instruments of REMIC 3. The Class C

          Certificates will represent ownership of "regular interests" in REMIC 4 and will generally be treated as debt instruments of REMIC 4. The Class P Certificates will represent ownership of "regular interests" in REMIC 5 and will generally be treated as debt instruments of REMIC
          5. The components of the Residual Certificates will constitute the sole class of "residual interests" in the related REMIC, within the meaning of the REMIC Provisions in effect on the date hereof.

     We hereby consent to the filing of this opinion letter as an Exhibit to the Current Report of the Registrant on Form 8-K and to the Registration Statement, to the use of our name in the Prospectus and Prospectus Supplement under the heading "Legal Matters" and to the filing of this opinion letter as an exhibit to any application made by or on behalf of the Registrant or any dealer in connection with the registration or qualification of the Certificates under the securities law of any State of the United States or other jurisdiction, without admitting that we are "persons" within the meaning of Section 7(a) or I I (a)(4) of the 1933 Act, or "experts" within the meaning of Section 11 thereof, with respect to any portion of the Registration Statement.

                                               Very truly yours,

                                               By  /s/ Thacher Proffitt & Wood